SUPPLEMENT TO

CALVERT FUND OF FUNDS PROSPECTUS
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Prospectus dated January 31, 2007

Date of Supplement: March 14, 2007

Delete the third paragraph under "Next Step -- Account Application" on page 37 of the above prospectus and replace it with the following:

Each Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts and (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based fee. In addition, each Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Add the following paragraph after the first paragraph under "Other Calvert Features/Policies -- Minimum Account Balance" on page 48 of the above prospectus:

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.